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                       SECURITIES AND EXCHANGE COMMISSION

                             WASHINGTON, D.C. 20549


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                                    FORM 8-K

                                 CURRENT REPORT


                     PURSUANT TO SECTION 13 OR 15(D) OF THE
                        SECURITIES EXCHANGE ACT OF 1934


                          Date of Report: May 31, 2002




                               i-STAT CORPORATION

                                 --------------

             (Exact name of registrant as specified in its charter)



           Delaware                   0-19841            22-2542664
           --------                   -------            ----------
   (State or other jurisdiction of  (Commission         (I.R.S. Employer
    incorporation or organization)   file number)        Identification No.)



                104 WINDSOR CENTER DRIVE, EAST WINDSOR, NJ 08520
              (Address of principal executive offices) (Zip code)

                                 (609) 443-9300
              (Registrant's telephone number, including area code)



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Item 5. Other Events

i-STAT Corporation (the "Company") issued a press release on May 30, 2002 announcing the appointment of Lorin Jeffry Randall as Senior Vice President of Finance, Chief Financial Officer and Treasurer, and the resignation of Roger W. Mason from the position of Vice President of Finance, Chief Financial Officer and Treasurer. The full text of the press release is set forth in Exhibit 99.1 attached hereto and incorporated by reference into this Report.


Item 7. Exhibits.

(c) Exhibits

Item No. Exhibit List

99.1     Press Release





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                                   SIGNATURE
                                   ---------

      Pursuant to the requirements of the Securities Exchange Act of 1934, i-STAT Corporation has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                          i-STAT  CORPORATION



                                           By: /s/ William P. Moffitt
                                               ---------------------------
                                                   William P. Moffitt
                                          President and Chief Executive Officer



Date: May 31, 2002